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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 1999

                        Integrated Sensor Solutions, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                      0-23841                 77-0212047
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


 625 River Oaks Parkway, San Jose, CA                                  95134
(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code (408) 324-1044

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On May 3, 1999, Integrated Sensor Solutions, Inc. (the "Company"), Texas Instruments Incorporated ("TI") and Sensor Acquisition Corporation, a direct wholly owned subsidiary of TI ("MergerSub"), entered into a definitive agreement whereby TI will acquire the Company through a cash tender offer (the "Agreement"). The terms of the Agreement provide for TI to commence a cash tender offer by May 7, 1999 for all outstanding shares of the Company at a price of $8.05 per share. The Agreement further provides for the merger of MergerSub with and into the Company in which all remaining outstanding shares of the Company will be converted into the right to receive $8.05 per share. Upon the completion of the tender offer and the consummation of the subsequent proposed merger, the Company will be the Surviving Corporation and a wholly owned subsidiary of TI and a part of TI's Materials and Controls Division. The transaction is subject to regulatory approval and other conditions. A copy of the Agreement and of the press release announcing the Agreement ("Press Release") are attached as Exhibits 2.1 and 99.2 respectively, and are incorporated herein by reference.


ITEM 7.  EXHIBITS.

    (a) Financial statements of business acquired. Not applicable.

    (b) Pro forma financial information. Not applicable.

    (c) Exhibits.

        EXHIBIT NO.                           DESCRIPTION
        -----------                           -----------

            2.1         Agreement and Plan of Merger dated as of May 3,
                        1999 among Integrated Sensor Solutions, Inc., Texas Instruments Incorporated and Sensor Acquisition Corporation
            99.1 Form of Stockholders' Agreement dated as of May 3, 1999 among Sensor Acquisition Corporation and certain stockholders of the Company
            99.2        Press Release dated May 3, 1999

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTEGRATED SENSOR SOLUTIONS, INC.

Date: May 5, 1999              By:  /s/  DAVID SATTERFIELD
                                    ------------------------------------
                                    David Satterfield
                                    Vice President, Finance and Administration


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                                  EXHIBIT INDEX

       EXHIBIT NO.                                DESCRIPTION                                 SEQUENTIALLY NUMBERED PAGE
       -----------                                -----------                                 --------------------------

            2.1         Agreement and Plan of Merger dated as of May 3,
                        1999 among Integrated Sensor Solutions, Inc., Texas
                        Instruments Incorporated and Sensor Acquisition
                        Corporation

            99.1 Form of Stockholders' Agreement dated as of May 3, 1999 among Sensor Acquisition Corporation and certain stockholders of the Company

            99.2        Press Release dated May 3, 1999


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